SUPPLEMENT DATED DECEMBER 17, 2008
TO THE PROSPECTUSES FOR PRINCIPAL FUNDS, INC.
DATED FEBRUARY 29, 2008

This supplement updates information currently in the prospectus.

INFLATION PROTECTION FUND

Effective December 31, 2008, Principal Global Investors, LLC will no longer be Sub-Advisor to this Fund. BlackRock Financial Management, Inc. will be the Sub-Advisor. The updated description of the Fund’s investment strategies and risks follows.

Sub-Advisor:	BlackRock Financial Management, Inc. (“BlackRock”)
Objective:	The Fund seeks to provide current income and real (after inflation) total returns.
Investor Profile:	The Fund may be an appropriate investment for investors who want their income and principal investments to keep pace with inflation over time.

Main Strategies and Risks

The fund normally invests primarily in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The fund maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index.

The fund may invest up to 15% of it assets in non-investment grade bonds (high yield or junk bonds) or securities of emerging market issuers. The fund may also invest up to 25% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers.

The fund may also purchase: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations (“CMOs”), investment grade corporate bonds and asset-backed securities. Securities are purchased for the fund when the management team believes that they have the potential for above average real return. The fund measures its performance against the benchmark. Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s or Ba or lower by Moody’s) or will be determined by BlackRock to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

A security will be sold if, in BlackRock’s opinion, the risk of continuing to hold the security is unacceptable when compared to its real return potential. BlackRock may, when consistent with the fund’s investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell instruments of those types at a specific price on a specific date. A swap is an agreement whereby one party exchanges its right to receive or its obligation to pay one type of interest or currency with another party for that other party’s obligation to pay or its right to receive another type of interest or currency in the future or for a period of time. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as dollar rolls). The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

73.43% in securities rated Aaa	10.57% in securities rated Baa	0.01% in securities rated Caa
4.80% in securities rated Aa	3.33% in securities rated Ba	0.00% in securities rated Ca
5.94% in securities rated A	1.90% in securities rated B	0.02% in securities rated C

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Active Trading Risk	• Foreign Securities Risk	• Securities Lending Risk
• Derivatives Risk	• High Yield Securities Risk	• Underlying Fund Risk
• Exchange Rate Risk	• Portfolio Duration Risk	• U.S. Government Securities Risk
• Fixed-Income Securities Risk	• Prepayment Risk	• U.S. Government Sponsored
Securities Risk

Sub-Advisor:

BlackRock Financial Management, Inc. (“BlackRock”) is located at 40 East 52nd Street, New York, New York 10022. BlackRock is a wholly-owned subsidiary of BlackRock, Inc., a public company, and is registered as an investment adviser under the Advisers Act.

The fund management team is led by a team of investment professionals at BlackRock, including the following individuals who have day-to-day responsibility: Stuart Spodek, Managing Director of BlackRock and Brian Weinstein, Managing Director of BlackRock. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to the other.

Stuart Spodek. Mr. Spodek is co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group. He is responsible for managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments, and implementing yield curve strategy across global portfolios. Mr. Spodek joined BlackRock in 1993 as an analyst in BlackRock’s Portfolio Management Group and became a portfolio manager in 1995. Mr. Spodek earned a BS degree in engineering from Princeton University in 1993.

Brian Weinstein. Mr. Weinstein is a member of the Investment Strategy Group. His primary responsibility is the management of total return and real return products. Mr. Weinstein focuses on relative value opportunities across the yield curve in Government and Agency securities. Mr. Weinstein moved to his current role in the Portfolio Management Group in 2002. He began his career at BlackRock in the Portfolio Analytics Group in 2000. Mr. Weinstein earned a BA degree in history from the University of Pennsylvania in 2000.